SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 8, 2004

                            MS Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                   333-101155              13-4026700
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    (State or Other Jurisdiction      (Commission File          (IRS Employer
          of Incorporation)                Number)           Identification No.)

1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 4.1    Trust Agreement

Exhibit 5.1    Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1   Consent of Cleary, Gottlieb, Steen & Hamilton (included in
               Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 15, 2004

                                                     MS STRUCTURED ASSET CORP.
                                                     (Registrant)


                                                     By:   /s/ John Kehoe
                                                           ---------------------
                                                     Name:  John Kehoe
                                                     Title: Vice President

                                  EXHIBIT INDEX

Exhibit 4.1    Trust Agreement

Exhibit 5.1    Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1   Consent of Cleary, Gottlieb, Steen & Hamilton (included in
               Exhibit 5.1)